First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

We need these matrices in addition to strats

Aggregate Loans (First Lien Only) : in specific bucket

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	3.51%	72.49	80	2.75	3.66	0	8.525	7.598	0
520 - 539	4.48%	74.79	95	3.4	4.71	0	8.433	7.561	0.02
540 - 559	6.18%	76.76	92	3.7	6.35	0	8.224	7.415	0.18
560 - 579	5.79%	78.53	100	3.95	5.97	0.14	7.989	7.293	0.41
580 - 599	8.39%	82.96	100	4.73	8.67	1.04	7.788	7.103	0.4
600 - 619	11.40%	80.7	100	6.23	11.67	3.71	7.55	6.921	3.4
620 - 639	15.12%	79.94	100	4.98	15.56	7.14	7.456	6.79	8.59
640 - 659	13.89%	80.73	100	4.98	13.87	6.78	7.252	6.651	6.99
660 - 679	10.26%	81.19	100	4.01	10.34	5.83	7.137	6.515	5.37
680 - 699	6.52%	81.99	100	2.55	6.51	3.1	7.032	6.5	3.41
700 - 719	4.03%	82.2	100	1.42	3.97	1.91	7.049	6.429	2.35
720 - 739	2.82%	82.21	100	0.61	2.72	1.38	6.995	6.351	1.52
740 - 759	1.29%	81	95	0.33	1.36	0.74	7.034	6.574	0.89
760 - 779	0.82%	80.59	100	0.21	0.83	0.32	7.023	6.478	0.56
780 - 799	0.40%	79.81	95	0.1	0.34	0.19	7.08	6.59	0.33
800+	0.19%	84.56	95	0.01	0.2	0.08	7.109	6.197	0.08
Totals (of deal)	95.10%	80.07	100	43.95	96.73	32.36	7.529	6.863	34.53

Aggregate Loans (Second Lien Only)

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN
560 - 579	0.01%	100	100	0	0.23	0	10.15	0
580 - 599	0.03%	99.49	100	0.58	0.64	0	10.937	0
600 - 619	0.43%	99.61	100	3.32	8.85	0	11.521	0
620 - 639	1.50%	99.45	100	5.58	30.52	0.08	11.108	0
640 - 659	0.86%	99.81	100	3.37	17.49	0	10.779	0
660 - 679	0.77%	99.48	100	3.18	15.64	0	10.324	0
680 - 699	0.44%	99.82	100	2.62	9.07	0	10.045	0
700 - 719	0.37%	99.29	100	1.23	7.45	0	10.141	0
720 - 739	0.20%	99.89	100	0.62	3.94	0	10.3	0
740 - 759	0.16%	99.91	100	0.27	3.31	0	10.081	0
760 - 779	0.09%	100	100	0.24	1.77	0	10.007	0
780 - 799	0.04%	100	100	0	0.79	0	10.167	0
800+	0.01%	100	100	0	0.23	0	9.75	0

If seconds in deal:
Second Lien Loans
FRM %	100
ARM %	0

IO Loans

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
560 - 579	1042180.09	84.69	90	0.23	0.44	7.197	6.801	0
580 - 599	7671993.87	83.21	100	2.73	3.22	7.248	6.787	0
600 - 619	27299006.87	81.39	95	4.49	11.46	7.377	6.809	0
620 - 639	52576002.44	79.91	100	4.66	22.06	7.33	6.622	0.01
640 - 659	49922560.65	80.43	95	7.12	20.79	7.103	6.525	0
660 - 679	42901622.05	80.55	95	6.89	17.81	7.043	6.401	0
680 - 699	22862190.3	81.66	95	3.37	9.59	6.874	6.294	0
700 - 719	14077282.94	81.34	95	2.23	5.89	6.868	6.144	0
720 - 739	10195249.32	80.58	95	0.77	4.28	6.78	6.143	0
740 - 759	5428141.37	82.02	90	0.5	2.28	7.055	6.484	0
760 - 779	2361850	79.42	94.99	0	0.99	6.895	5.991	0
780 - 799	1364300	80	80	0.12	0.5	6.795	6.283	0
800+	584890	86.07	95	0	0.25	7.048	5.337	0

If the deal has Mortage Insurance - we want the following: **all of these are dummy numbers

First Lien Loans:	# of Mortgage Loans	Prin. Balance	% of Principal Balance	WAC	% Owner Occupancy	% ARM	FICO	CLTV	% Full Doc	Coverage Down to:
Less than 60.01%
60.01 to 70.00%
70.01 to 80.00%
80.01 to 85.00%
With MI:
Without MI:
85.01 to 90.00%	No MI
With MI:
Without MI:
90.01 to 95.00%
With MI:
Without MI:
95.01 to 100.00%
With MI:
Without MI:
Subtotal (First Lien)

ONLY IF THE DEAL HAS DEEP MI, otherwise we DO NOT NEED

If the deal has deep MI - we want the following:

For Non-MI Loans-only

By LTV Bucket	% of total deal	Avg FICO	%<550 FICO	%full doc	%non owner
<=50% LTV
51%-60%
61%-70%
71%-80%	No MI
81%-85%
86%-90%
91%-95%
96%-100%

We needs strats broken out in this format for ARMs only, Fixed only, IO only

We also need this for the total pool combined

There should be one sheet of information per group. ALL/ARM/FIXED/IO

Original Principal Balances of Mortgage Loans

Range ($)	Number of Loans	Aggregate Original Principal Balance	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
0-24,999.01	78	$1,593,250.00	0.21%	$20,402.31	11.035	99.28	0	643	2
25,000.01 - 50,000.00	263	$10,006,929.00	1.29%	$38,027.27	10.678	95.37	8	645	3
50,000.01 - 75,000.00	403	$25,647,412.00	3.31%	$63,606.83	9.534	88.09	8	624	2
75,000.01 - 100,000.00	481	$42,254,467.85	5.46%	$87,807.57	8.533	82.52	7	611	2
100,000.01 - 125,000.00	438	$49,612,484.00	6.41%	$113,228.17	8.085	80.77	7	611	2
125,000.01 - 150,000.00	406	$56,068,198.00	7.24%	$138,051.65	7.774	80.03	7	612	2
150,000.01 - 175,000.00	345	$56,267,864.00	7.27%	$162,690.03	7.693	79.94	7	623	2
175,000.01 - 200,000.00	321	$60,261,225.00	7.78%	$187,676.61	7.785	80.77	7	620	2
200,000.01 - 225,000.00	281	$59,755,254.00	7.72%	$212,597.53	7.422	79.77	7	631	2
225,000.01 - 250,000.00	235	$55,870,492.00	7.22%	$236,793.97	7.474	80.99	7	634	2
250,000.01 - 275,000.00	200	$52,568,925.00	6.79%	$260,815.34	7.340	80.04	7	631	2
275,000.01 - 300,000.00	179	$51,436,045.00	6.64%	$287,298.27	7.486	80.87	7	638	2
300,000.01 - 333,700.00	150	$47,471,893.00	6.13%	$316,423.39	7.291	80.71	7	630	2
333,700.01 - 350,000.00	63	$21,512,290.00	2.78%	$341,369.08	7.372	78.47	7	638	1
350,000.01 - 600,000.00	413	$178,153,369.20	23.01%	$430,286.24	7.318	80.84	7	639	2
600,000.01 - 1,000,000.00	11	$7,148,000.00	0.92%	$649,768.54	7.069	76.59	6	650	2

Total:	4,267	$775,628,098.05	100.17%	$181,457.25	7.684	81.03	7	629	2

Principal Balances of Mortgage Loans as of Cutoff Date

Range ($)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
0-24,999.01	78	$1,591,380.37	0.21	$20,402.31	11.035	99.28	0	643	2
25,000.01 - 50,000.00	264	$10,040,572.48	1.30	$38,032.47	10.667	95.31	8	646	3
50,000.01 - 75,000.00	406	$25,825,292.53	3.34	$63,609.09	9.512	88.03	8	625	2
75,000.01 - 100,000.00	482	$42,329,442.57	5.47	$87,820.42	8.528	82.51	7	611	2
100,000.01 - 125,000.00	438	$49,593,939.88	6.41	$113,228.17	8.085	80.77	7	611	2
125,000.01 - 150,000.00	406	$56,048,969.06	7.24	$138,051.65	7.774	80.03	7	612	2
150,000.01 - 175,000.00	345	$56,263,643.97	7.27	$163,083.03	7.694	79.95	7	623	2
175,000.01 - 200,000.00	321	$60,268,909.31	7.78	$187,753.61	7.783	80.76	7	620	2
200,000.01 - 225,000.00	281	$59,751,806.29	7.72	$212,639.88	7.422	79.76	7	631	2
225,000.01 - 250,000.00	233	$55,375,583.23	7.15	$237,663.45	7.475	80.99	7	634	2
250,000.01 - 275,000.00	198	$52,030,729.50	6.72	$262,781.46	7.342	80.04	7	631	2
275,000.01 - 300,000.00	179	$51,426,389.67	6.64	$287,298.27	7.486	80.87	7	638	2
300,000.01 - 333,700.00	150	$47,463,508.65	6.13	$316,423.39	7.291	80.71	7	630	2
333,700.01 - 350,000.00	63	$21,506,252.25	2.78	$341,369.08	7.372	78.47	7	638	1
350,000.01 - 600,000.00	412	$177,614,215.43	22.94	$431,102.46	7.318	80.84	7	639	2
600,000.01 - 1,000,000.00	11	$7,147,453.98	0.92	$649,768.54	7.069	76.59	6	650	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Current Mortgage Rates of Mortgage Loans

Mortgage Rates (%)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
5.500 - 5.999	35	$9,563,798.22	1.24	$273,251.38	5.817	79.61	5	669	2
6.000 - 6.499	210	$52,347,242.95	6.76	$249,272.59	6.278	77.64	6	661	2
6.500 - 6.999	716	$166,759,979.33	21.54	$232,905.00	6.779	78.58	6	655	2
7.000 - 7.499	655	$148,909,676.08	19.23	$227,343.02	7.235	79.28	7	644	2
7.500 - 7.999	843	$174,198,723.93	22.50	$206,641.43	7.733	80.93	7	618	2
8.000 - 8.499	410	$72,714,957.69	9.39	$177,353.56	8.221	81.12	8	600	2
8.500 - 8.999	445	$72,012,222.73	9.30	$161,825.22	8.712	81.67	8	578	2
9.000 - 9.499	197	$24,481,892.49	3.16	$124,273.57	9.222	84.99	8	584	2
9.500 - 9.999	222	$22,594,344.96	2.92	$101,776.33	9.736	89.65	8	607	3
10.000 - 10.499	147	$10,357,541.80	1.34	$70,459.47	10.223	97.18	8	653	2
10.500 - 10.999	140	$8,277,774.18	1.07	$59,126.96	10.767	97.69	8	643	3
11.000 - 11.499	61	$3,240,790.09	0.42	$53,127.71	11.290	99.28	0	644	2
11.500 - 11.999	56	$2,790,014.22	0.36	$49,821.68	11.761	99.33	0	642	2
12.000 - 12.499	97	$4,433,239.53	0.57	$45,703.50	12.224	99.95	0	623	3
12.500 - 12.999	27	$1,372,479.43	0.18	$50,832.57	12.763	99.75	0	637	3
13.000 - 13.499	3	$85,781.54	0.01	$28,593.85	13.103	99.73	0	625	3
13.500 - 13.999	3	$137,630.00	0.02	$45,876.67	13.671	100.00	0	641	1

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Original Term to Maturity of Mortgage Loans

Original Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
0 - 180	418	$26,331,929.39	3.40	$62,995.05	10.202	94.84	0	656	2
181 - 240	47	$4,022,486.44	0.52	$85,584.82	8.719	81.36	0	633	2
241 - 360	3,802	$743,923,673.34	96.08	$195,666.41	7.589	80.54	7	628	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Stated Remaining Term to Maturity of Mortgage Loans

Remaining Term (mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
61 - 120	3	$190,000.00	0.02	$63,333.33	8.018	58.27	0	632	1
121 - 180	415	$26,141,929.39	3.38	$62,992.60	10.218	95.10	0	656	2
181 - 240	47	$4,022,486.44	0.52	$85,584.82	8.719	81.36	0	633	2
241 - 300	1	$141,000.00	0.02	$141,000.00	7.990	100.00	0	607	0
301 - 360	3,801	$743,782,673.34	96.06	$195,680.79	7.589	80.53	7	628	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Mortgage Insurance	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Yes	0	$0.00	0%	$0.00	0.000	0.00	0	0	0
No	4,267	$774,278,089.17	100%	$181,457.25	7.684	81.03	7	629	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Lien	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
1	3,620	$736,331,431.41	95.10%	$203,406.47	7.529	80.07	7	627	2
2	647	$37,946,657.76	4.90%	$58,650.17	10.696	99.60	0	661	3

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Seasoning(mos)	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
0	2,137	$375,842,844.00	48.54%	$175,874.05	7.847	81.35	7	629	0
1	1,126	$221,895,104.72	28.66%	$197,064.92	7.480	79.51	7	628	1
2	545	$107,819,366.33	13.93%	$197,833.70	7.466	81.36	6	630	2
3	201	$31,748,675.67	4.10%	$157,953.61	7.645	82.50	6	629	3
4	150	$21,245,242.25	2.74%	$141,634.95	7.905	83.61	7	620	4
5	61	$10,193,425.41	1.32%	$167,105.33	7.565	83.47	7	620	5
6	9	$1,180,319.08	0.15%	$131,146.56	8.568	82.94	7	594	6
7	13	$2,191,833.82	0.28%	$168,602.60	7.757	87.89	7	637	7
8	4	$323,062.93	0.04%	$80,765.73	8.720	86.59	8	620	8
9	3	$236,009.18	0.03%	$78,669.73	9.891	99.74	0	622	9
10	12	$1,056,900.78	0.14%	$88,075.07	9.692	97.29	0	672	10
11	3	$337,037.61	0.04%	$112,345.87	9.755	99.71	0	685	11
12	2	$122,010.68	0.02%	$61,005.34	9.578	100.00	0	667	12
13	1	$86,256.71	0.01%	$86,256.71	9.000	99.99	0	706	13

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Combined Loan-to-Value Ratios of Mortgage Loans

Combined LTVs	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
0.01 - 25.00	7	$652,210.27	0.08	$93,172.90	8.194	21.33	8	562	3
25.01 - 30.00	4	$564,000.00	0.07	$141,000.00	7.971	28.56	7	583	1
30.01 - 35.00	13	$1,381,205.07	0.18	$106,246.54	7.460	32.72	8	597	1
35.01 - 40.00	11	$1,204,935.43	0.16	$109,539.58	7.835	37.72	7	580	1
40.01 - 45.00	18	$2,793,078.92	0.36	$155,171.05	7.562	42.92	7	612	2
45.01 - 50.00	33	$5,250,007.03	0.68	$159,091.12	7.313	47.96	7	584	2
50.01 - 55.00	33	$5,806,171.37	0.75	$175,944.59	7.406	52.18	7	596	2
55.01 - 60.00	68	$11,988,141.82	1.55	$176,296.20	7.350	58.23	7	600	1
60.01 - 65.00	91	$16,778,934.85	2.17	$184,383.90	7.509	63.50	7	587	2
65.01 - 70.00	171	$33,536,337.52	4.33	$196,118.93	7.425	68.55	7	586	2
70.01 - 75.00	307	$60,712,237.05	7.84	$197,759.73	7.534	73.87	7	597	2
75.01 - 80.00	1,802	$384,629,053.85	49.68	$213,445.65	7.365	79.75	7	640	2
80.01 - 85.00	311	$61,862,054.15	7.99	$198,913.36	7.762	84.40	7	616	2
85.01 - 90.00	488	$97,769,862.18	12.63	$200,348.08	7.819	89.59	7	625	2
90.01 - 95.00	181	$33,891,183.67	4.38	$187,244.11	7.924	94.34	7	647	3
95.01 - 100.00	729	$55,458,675.99	7.16	$76,075.00	9.934	99.89	8	654	3

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Owner Occupancy of Mortgage Loans

Owner Occupancy	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Owner	4,118	$750,172,387.79	96.89	$182,169.11	7.681	81.09	7	628	2
Investment	149	$24,105,701.38	3.11	$161,783.23	7.780	79.02	7	654	2
Second Home	0	$0.00	0.00	$0.00	0.000	0.00	0	0	0

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Property Type of Mortgage Loans

Property Types	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Single Family	3,602	$649,594,637.02	83.90	$180,342.76	7.657	80.97	7	625	2
Condo	242	$38,460,774.42	4.97	$158,928.82	7.833	80.67	7	643	2
Duplex	136	$28,905,277.12	3.73	$212,538.80	7.752	81.04	6	646	2
Townhouse	156	$28,422,982.59	3.67	$182,198.61	7.629	82.06	7	642	2
3-4 Unit	123	$27,844,270.03	3.60	$226,376.18	8.083	81.88	7	669	2
Row Home	4	$473,710.23	0.06	$118,427.56	7.255	81.53	7	616	2
Manufactured	3	$470,096.42	0.06	$156,698.81	7.540	67.54	7	563	5
PUD	1	$106,341.34	0.01	$106,341.34	12.190	100.00	0	659	3

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Loan Purpose of Mortgage Loans

Loan Purpose	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Cash Out	2,396	$449,676,691.45	58.08	$187,678.08	7.647	79.39	7	611	2
Purchase	1,771	$309,085,302.42	39.92	$174,525.86	7.728	83.31	7	655	2
Rate/Term Refi	100	$15,516,095.30	2.00	$155,160.95	7.884	82.99	7	616	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Document Type of Mortgage Loans

Document Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Stated	2,251	$440,987,385.51	56.95	$195,907.32	7.755	81.07	7	642	2
Full	1,996	$331,582,082.32	42.82	$166,123.29	7.577	80.88	7	611	2
No Income	20	$1,708,621.34	0.22	$85,431.07	9.850	98.33	7	663	10

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Product Type of Mortgage Loans

Product Type	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
ARM 2/28	883	$181,678,905.62	23.46	$205,751.87	7.683	80.25	7	613	2
ARM 3/27	1,033	$172,477,467.70	22.28	$166,967.54	7.874	80.09	7	604	2
ARM 2/28 - 60mo IO	590	$166,081,047.08	21.45	$281,493.30	7.131	80.47	6	658	2
Fixed 30 yr	769	$94,651,028.17	12.22	$123,083.26	8.091	81.53	0	628	2
ARM 3/27 - 60mo IO	234	$58,875,885.84	7.60	$251,606.35	7.150	81.80	7	652	2
ARM 2/28 - Balloon 40/30	105	$26,165,349.09	3.38	$249,193.80	7.520	79.90	7	619	1
Fixed 30 yr - Balloon 30/15	371	$21,525,928.52	2.78	$58,021.37	10.768	99.56	0	664	2
ARM 3/27 - Balloon 40/30	86	$20,328,693.14	2.63	$236,380.15	7.511	81.32	7	629	1
Fixed 30 yr - Balloon 40/30	39	$8,451,869.15	1.09	$216,714.59	7.713	78.31	0	619	2
Fixed 30 yr - 60mo IO	35	$8,189,843.64	1.06	$233,995.53	7.000	77.98	0	666	2
ARM 5/25 - 60mo IO	19	$5,140,493.34	0.66	$270,552.28	6.807	83.09	6	664	2
Fixed 15 yr	44	$4,616,000.87	0.60	$104,909.11	7.650	74.31	0	617	2
Fixed 20 yr	47	$4,022,486.44	0.52	$85,584.82	8.719	81.36	0	633	2
ARM 5/25	8	$1,742,090.57	0.22	$217,761.32	7.253	77.93	7	661	2
Fixed 10 yr	3	$190,000.00	0.02	$63,333.33	8.018	58.27	0	632	1
Fixed 25 yr	1	$141,000.00	0.02	$141,000.00	7.990	100.00	0	607	0

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

**	For ARM loans please break out 2/28, 3/27, 5/25 by percentage
**	For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)

Geographical Distribution of Mortgages Loans

State	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
New York	44	$12,388,200.33	1.60	$281,550.01	7.518	79.55	6	620	2
California	830	$224,086,776.85	28.94	$269,984.07	7.411	79.55	6	639	2
Massachusetts	104	$23,436,202.09	3.03	$225,348.10	7.705	82.16	7	642	2
Other	3,289	$514,366,909.90	66.43	$156,390.06	7.805	81.65	7	624	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Prepay Penalty for Mortgage Loans

Prepay Penalty	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
Has Prepay Penalty	2,869	$553,027,845.14	71.42	$192,759.79	7.598	80.61	7	630	2
None	1,398	$221,250,244.03	28.58	$158,261.98	7.899	82.06	7	626	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Prepay Term for Mortgage Loans

Prepay Term	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
12	235	$55,933,948.81	7.22	$238,016.80	7.643	80.84	7	638	2
24	1,247	$277,213,260.24	35.80	$222,304.14	7.436	80.39	7	633	2
36	1,387	$219,880,636.09	28.40	$158,529.66	7.790	80.83	7	623	2
No Prepay Penalty	1,398	$221,250,244.03	28.58	$158,261.98	7.899	82.06	7	626	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2

Fico Scores of Mortgage Loans

Fico Scores	Number of Loans	Aggregate Principal Balance as of Cut-off Date	% of Aggregate Principal Balance as of Cut-off Date	AVG CURRENT BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO	Seasoning
500 - 519	181	$27,181,648.46	3.51	$150,174.85	8.525	72.49	8	509	2
520 - 539	213	$34,723,241.24	4.48	$163,019.91	8.433	74.79	8	530	2
540 - 559	274	$47,821,259.39	6.18	$174,530.14	8.224	76.76	7	549	2
560 - 579	265	$44,906,877.09	5.80	$169,459.91	7.993	78.57	7	570	2
580 - 599	342	$65,213,554.10	8.42	$190,682.91	7.800	83.02	7	590	2
600 - 619	514	$91,600,117.24	11.83	$178,210.34	7.696	81.39	7	609	2
620 - 639	754	$128,687,625.88	16.62	$170,673.24	7.785	81.69	7	630	2
640 - 659	590	$114,205,473.95	14.75	$193,568.60	7.457	81.84	7	649	2
660 - 679	456	$85,397,307.56	11.03	$187,274.80	7.359	82.46	7	669	2
680 - 699	273	$53,953,188.78	6.97	$197,630.73	7.224	83.13	7	689	2
700 - 719	167	$34,006,367.01	4.39	$203,630.94	7.306	83.62	6	709	2
720 - 739	121	$23,360,027.72	3.02	$193,058.08	7.210	83.36	6	729	2
740 - 759	61	$11,264,506.45	1.45	$184,664.04	7.374	83.11	7	750	2
760 - 779	34	$6,990,814.60	0.90	$205,612.19	7.309	82.45	6	769	2
780 - 799	16	$3,436,650.00	0.44	$214,790.63	7.350	81.58	7	787	2
800 - 819	6	$1,529,429.70	0.20	$254,904.95	7.259	85.44	6	805	2

Total:	4,267	$774,278,089.17	100.00	$181,457.25	7.684	81.03	7	629	2